UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 22, 2009
ENERGY TRANSFER EQUITY, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-32740	30-0108820

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3738 Oak Lawn Dallas, Texas	75219

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 981-0700
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 23, 2009, Dan L. Duncan, Ralph S. Cunningham and Marshall S. (Mackie) McCrea, III, were appointed as directors of LE GP, LLC, the general partner of Energy Transfer Equity, L.P. (ETE) by the members of LE GP, LLC pursuant to the provisions of the Amended and Restated Limited Liability Company Agreement of LE GP, LLC (LE GP LLC Agreement). In addition, on December 23, 2009, Kenneth A. Hersh requested that he not be considered for re-appointment to the Board of Directors of LE GP, LLC.
Mr. Duncan is Chairman and a director of EPE Holdings, LLC, the general partner of Enterprise GP Holdings L.P. (EPE); Chairman and a director of Enterprise Products GP, LLC, the general partner of Enterprise Products Partners L.P. (EPD); Chairman and a director of Enterprise Products Operating LLC; and Group Co-Chairman of EPCO, Inc. TEPPCO Partners, L.P. (TEPPCO) is also an affiliate of EPE. Dr. Cunningham is the President and Chief Executive Officer of EPE Holdings, LLC, the general partner of EPE. These entities and other affiliates of EPE are referred to herein collectively as the “Enterprise Entities.” Mr. Duncan directly or indirectly beneficially owns various interests in the Enterprise Entities, including various general partner interests and approximately 77.1% of the common units of EPE, and approximately 34% of the common units of EPD. On October 26, 2009, TEPPCO became a wholly-owned subsidiary of EPD.
On May 7, 2007, EPE acquired common units representing approximately 17% of the outstanding units of ETE and a 34.9% equity interest in LE GP, LLC. On January 30, 2009, Natural Gas Partners VI, L.P., a private equity investor in ETE prior to ETE’s initial public offering, sold or distributed to its partners, all of its equity interest in LE GP, LLC to EPE and the other members of LE GP, LLC. EPE currently owns a non-controlling 40.6% equity interest in LE GP, LLC.
The propane operations of Energy Transfer Partners, L.P. (ETP), the general partner of which is owned by ETE, routinely enter into purchases and sales of propane with certain of the Enterprise Entities, including purchases under a long-term contract of Titan Energy Partners, L.P., a subsidiary of ETP (Titan), to purchase substantially all of its propane requirements through certain of the Enterprise Entities. This agreement was in effect prior to ETP’s acquisition of Titan in 2006 and expires in 2010.
From time to time, ETP’s natural gas operations purchase from, and sell to, the Enterprise Entities natural gas and natural gas liquids (NGLs), in the ordinary course of business. An ETP operating unit has a monthly natural gas storage contract with TEPPCO. ETP’s natural gas operations and the Enterprise Entities transport natural gas on each other’s pipelines and share operating expenses on jointly-owned pipelines.

The volumes and dollar amounts (both in thousands) involved in transactions between ETP and the Enterprise Entities during the nine-month period ended September 30, 2009 were as follows:

	Product	Volumes	Dollars

Nine Months Ended September 30, 2009

Propane Operations:
Sales to Enterprise Entities	Propane (gallons)	20,370	$14,046
	Derivative Activity	—	277
Purchases from Enterprise Entities	Propane (gallons)	206,344	$181,853
	Derivative Activity	—	38,392

Natural Gas Operations:
Sales to Enterprise Entities	NGLs (gallons)	368,652	$259,417
	Natural Gas (MMBtu)	7,476	27,165
	Fees	—	(3,236)
Purchases from Enterprise Entities	Natural Gas Imbalances (MMBtu)	617	$1,903
	Natural Gas (MMBtu)	7,089	27,359
	Fees	—	42
There are no arrangements or understandings with ETE, or any other persons, pursuant to which Mr. Duncan and Dr. Cunningham were appointed as directors of LE GP, LLC. Neither Mr. Duncan nor Dr. Cunningham is currently expected to be named to any committees of the board of directors of LE GP, LLC.
Mr. McCrea has served as the President and Chief Operating Officer of ETP’s general partner since June 2008. Prior to that, he served as President — Midstream from March 2007 to June 2008. Previously, since the combination of ETP’s midstream and propane operations in January 2004, Mr. McCrea served as the Senior Vice President — Commercial Development over the midstream operations. Before January 2004, Mr. McCrea served as Senior Vice President — Business Development and Producer Services of ETP’s midstream operations, having served in that capacity since 1997. There are no arrangements or understandings with ETE, or any other persons, pursuant to which Mr. McCrea was appointed as a director of LE GP, LLC. Mr. McCrea is not currently expected to be named to any committees of the board of directors of LE GP, LLC. Mr. McCrea has also been appointed to the board of directors of ETP’s general partner.
Mr. Hersh has requested that he not be considered for re-appointment to the Board of Directors of LE GP, LLC, the general partner of ETE. He will cease to serve on the board effective December 23, 2009. Mr. Hersh is the Chief Executive Officer of NGP Energy Capital Management and is a managing partner of Natural Gas Partners private equity funds. Natural Gas Partners VI, L.P. was a private equity investor in ETE prior to its initial public offering and has subsequently sold, or distributed to its partners, all of the equity interests it owned in ETE. David R. Albin, a managing partner of Natural Gas Partners, will continue to serve as a director of LE GP, LLC. Mr. Hersh’s decision was based on business-related time constraints and was not due to any disagreement with ETE or its general partner relating to the operations, practices or policies of ETE. As discussed below under Item 5.03, the members of LE GP, LLC have increased the size of the Board of Directors to 11 members, and all eight of the remaining current directors other than Mr. Hersh have been re-appointed.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 23, 2009, the members of LE GP, LLC, the general partner of ETE, approved an amendment to the LE GP LLC Agreement, and this amendment became effective on December 23, 2009. This amendment changes the maximum number of persons that may serve on LE GP, LLC’s board of directors from 10 to 11. A copy of the amendment to the LE GP LLC Agreement is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01 Other Events.
On December 23, 2009, ETE issued a press release announcing the appointment of Messrs. Duncan, Cunningham and McCrea to the board of directors of LE GP, LLC, the general partner of ETE. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
On December 22, 2009, the board of directors of LE GP, LLC and the board of directors of Energy Transfer Partners, L.L.C., the general partner of the general partner of ETP, adopted an Amended and Restated Statement of Policies Relating to Enterprise GP Holdings, L.P., a copy of which is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of the Exhibit

3.1	Amendment No. 1 to the Amended and Restated Limited Liability Company Agreement of LE GP, LLC, dated December 23, 2009.

99.1	Energy Transfer Equity, L.P. Press Release, dated December 23, 2009.

99.2	Amended and Restated Statement of Policies Relating to Enterprise GP Holdings, L.P.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Equity, L.P.
By:	LE GP, LLC, its general partner

By:	/s/ John W. McReynolds
John W. McReynolds
President and Chief Financial Officer
Dated: December 23, 2009

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